Van Kampen
High Yield Fund

ANNUAL REPORT

March 31, 2003

[PHOTO OF CHILDREN AT SCIENCE FAIR]

Privacy Notice information on the back.

[VAN KAMPEN LOGO]

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
         PERFORMANCE OF A $10,000 INVESTMENT     4
                           RETURN HIGHLIGHTS     5

                       PORTFOLIO AT A GLANCE
                              CREDIT QUALITY     7
               TWELVE-MONTH DIVIDEND HISTORY     7
                            TOP FIVE SECTORS     7
            Q&A WITH YOUR PORTFOLIO MANAGERS     8
                           GLOSSARY OF TERMS    11

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    12
                        FINANCIAL STATEMENTS    23
               NOTES TO FINANCIAL STATEMENTS    29
              REPORT OF INDEPENDENT AUDITORS    37

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    38
   BOARD OF TRUSTEES AND IMPORTANT ADDRESSES    39
             TRUSTEE AND OFFICER INFORMATION    40

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

   NOT FDIC INSURED.    MAY LOSE VALUE.    NO BANK GUARANTEE.

LETTER TO SHAREHOLDERS

APRIL 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

OVERVIEW

Sincerely,

/s/ David M. Swanson

David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS--RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(MARCH 31, 2001--MARCH 31, 2003)

[CHART]

         Mar-01     -0.60%
         Jun-01     -1.60%
         Sep-01     -0.30%
         Dec-01      2.70%
         Mar-02      5.00%
         Jun-02      1.30%
         Sep-02      4.00%
         Dec-02      1.40%
         Mar-03      1.60%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(MARCH 31, 2001--MARCH 31, 2003)

[CHART]

                    INTEREST RATES    INFLATION
                    --------------    ---------
      Mar-01                     5          2.9
      Apr-01                   4.5          3.3
      May-01                     4          3.6
      Jun-01                  3.75          3.2
      Jul-01                  3.75          2.7
      Aug-01                   3.5          2.7
      Sep-01                     3          2.6
      Oct-01                   2.5          2.1
      Nov-01                     2          1.9
      Dec-01                  1.75          1.6
      Jan-02                  1.75          1.1
      Feb-02                  1.75          1.1
      Mar-02                  1.75          1.5
      Apr-02                  1.75          1.6
      May-02                  1.75          1.2
      Jun-02                  1.75          1.1
      Jul-02                  1.75          1.5
      Aug-02                  1.75          1.8
      Sep-02                  1.75          1.5
      Oct-02                  1.75            2
      Nov-02                  1.25          2.2
      Dec-02                  1.25          2.4
      Jan-03                  1.25          2.6
      Feb-03                  1.25            3
      Mar-03                  1.25            3

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                              PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT
(MARCH 31, 1993--MARCH 31, 2003)

[CHART]

                                    CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX
                                      IS A BROAD-BASED, UNMANAGED INDEX WHICH
                                       REFLECTS THE GENERAL PERFORMANCE OF A
                                      WIDE RANGE OF SELECTED BONDS WITHIN THE
                   HIGH YIELD FUND        PUBLIC HIGH-YIELD DEBT MARKET.*
                   ---------------  -------------------------------------------
         3/93               $9,526                     $10,000
         6/93               $9,932                     $10,389
         9/93              $10,057                     $10,646
        12/93              $10,432                     $11,116
         3/94              $10,351                     $10,998
         6/94              $10,222                     $10,839
         9/94              $10,132                     $11,012
        12/94              $10,083                     $11,007
         3/95              $10,536                     $11,525
         6/95              $11,091                     $12,194
         9/95              $11,460                     $12,560
        12/95              $11,850                     $12,921
         3/96              $12,129                     $13,201
         6/96              $12,340                     $13,409
         9/96              $12,859                     $13,912
        12/96              $13,329                     $14,526
         3/97              $13,488                     $14,740
         6/97              $14,018                     $15,376
         9/97              $14,559                     $16,100
        12/97              $14,792                     $16,360
         3/98              $15,286                     $16,852
         6/98              $15,331                     $17,065
         9/98              $14,049                     $16,016
        12/98              $14,577                     $16,455
         3/99              $15,004                     $16,726
         6/99              $15,051                     $16,919
         9/99              $14,983                     $16,648
        12/99              $15,493                     $16,995
         3/00              $15,528                     $16,776
         6/00              $15,477                     $16,852
         9/00              $15,342                     $16,967
        12/00              $14,126                     $16,109
         3/01              $14,652                     $16,903
         6/01              $13,826                     $16,798
         9/01              $12,830                     $16,129
        12/01              $13,389                     $17,039
         3/02              $13,180                     $17,467
         6/02              $12,254                     $17,065
         9/02              $11,534                     $16,586
        12/02              $12,131                     $17,569
         3/03              $12,967                     $18,314

THIS CHART COMPARES YOUR
FUND'S PERFORMANCE TO THAT
OF THE CREDIT SUISSE FIRST
BOSTON HIGH YIELD INDEX
OVER TIME.

THIS INDEX IS AN UNMANAGED BROAD-BASED, STATISTICAL COMPOSITE AND ITS PERFORMANCE DOES NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. THE HISTORICAL PERFORMANCE OF THE INDEX IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY; IT IS NOT MEANT TO FORECAST, IMPLY, OR GUARANTEE THE FUTURE PERFORMANCE OF ANY INVESTMENT VEHICLE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE ABOVE CHART REFLECTS THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE OF CLASS A SHARES WILL DIFFER FROM THAT OF OTHER SHARE CLASSES OF THE FUND BECAUSE OF THE DIFFERENCE IN SALES CHARGES AND/OR EXPENSES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT SHARE CLASSES. THE FUND'S PERFORMANCE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS, AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) AND COMBINED 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT. THE PERFORMANCE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. RESULTS ARE HYPOTHETICAL.

WHILE PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THE ABOVE INFORMATION PROVIDES A BROADER VANTAGE POINT FROM WHICH TO EVALUATE THE DISCUSSION OF THE FUND'S PERFORMANCE FOUND IN THE FOLLOWING PAGES.

SOURCE:

* BLOOMBERG

RETURN HIGHLIGHTS
(AS OF MARCH 31, 2003)


                                                A SHARES     B SHARES      C SHARES
------------------------------------------------------------------------------------
One-year total return based on NAV(1)              -1.62%       -2.37%      -2.38%
------------------------------------------------------------------------------------
One-year total return(2)                           -6.23%       -5.89%      -3.26%
------------------------------------------------------------------------------------
Five-year average annual total return(2)           -4.17%       -4.16%      -3.99%
------------------------------------------------------------------------------------
Ten-year average annual total return(2)             2.63%          N/A         N/A
------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         5.00%     2.60%(3)      1.92%
------------------------------------------------------------------------------------
Commencement date                                06/27/86     05/17/93    08/13/93
------------------------------------------------------------------------------------
Distribution rate(4)                                8.23%        7.86%       7.88%
------------------------------------------------------------------------------------
SEC Yield(5)                                        7.22%        6.80%       6.82%
------------------------------------------------------------------------------------
N/A = NOT APPLICABLE


(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO .25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(3) REFLECTS THE CONVERSION OF CLASS B SHARES INTO CLASS A SHARES SIX YEARS AFTER THE END OF THE CALENDAR MONTH IN WHICH THE SHARES WERE PURCHASED. SEE FOOTNOTE 3 IN THE NOTES TO FINANCIAL STATEMENTS FOR ADDITIONAL INFORMATION.

(4) DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE #PERIOD AND NOT THE EARNINGS OF THE FUND.

(5) SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDED MARCH 31, 2003. HAD CERTAIN EXPENSES OF THE FUND NOT BEEN ASSUMED BY VAN KAMPEN, THE SEC YIELD WOULD HAVE BEEN 7.12%, 6.70%, AND 6.72% FOR CLASSES A, B AND C, RESPECTIVELY, AND THE TOTAL RETURNS WOULD HAVE BEEN LOWER.

  SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON THE INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

  MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE



CREDIT QUALITY

[CHART]

(AS A PERCENTAGE OF LONG-TERM DEBT INVESTMENTS)
AS OF MARCH 31, 2003


A/A.................  0.1%
BBB/Baa............. 12.5%
BB/Ba............... 34.7%
B/B................. 43.9%
CCC/Caa.............  6.0%
CC/Ca...............  1.5%
C/C.................  0.3%
Non-Rated...........  1.0%

[CHART]

AS OF MARCH 31, 2002

A/A..................  0.5%
BBB/Baa.............. 13.4%
BB/Ba................ 31.5%
B/B.................. 42.5%
CCC/Caa..............  6.9%
CC/Ca................  4.6%
Non-Rated............  0.6%



BASED UPON THE CREDIT QUALITY RATINGS AS ISSUED BY STANDARD & POOR'S CREDIT MARKET SERVICES/MOODY'S INVESTOR SERVICES, RESPECTIVELY. SUBJECT TO CHANGE DAILY.


TWELVE-MONTH DIVIDEND HISTORY

[CHART]

(FOR THE YEAR ENDED MARCH 31, 2003)


        4/02      0.0578
        5/02      0.0578
        6/02      0.0530
        7/02      0.0530
        8/02      0.0530
        9/02      0.0443
       10/02      0.0443
       11/02      0.0443
       12/02      0.0405
        1/03      0.0405
        2/03      0.0405
        3/03      0.0360



THE DIVIDEND HISTORY REPRESENTS DIVIDENDS THAT WERE PAID ON THE FUND'S CLASS A SHARES AND IS NO GUARANTEE OF THE FUND'S FUTURE DIVIDENDS.

TOP FIVE SECTORS

[CHART]

(AS A PERCENTAGE OF LONG-TERM INVESTMENTS)


                         MARCH 31, 2003    MARCH 31, 2002
Energy                           10.80%             9.10%
Gaming & Leisure                  9.40%             8.20%
Forest Products                   6.90%             5.90%
Health Care                       6.80%             3.20%
Chemicals                         6.40%             3.80%



SUBJECT TO CHANGE DAILY. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES IN THE SECTORS SHOWN ABOVE. SECURITIES ARE CLASSIFIED BY SECTORS THAT REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR VAN KAMPEN HIGH YIELD FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2003. THE FUND IS MANAGED BY THE ADVISER'S TAXABLE FIXED-INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE STEPHEN ESSER, MANAGING DIRECTOR; GORDON W. LOERY, EXECUTIVE DIRECTOR; AND DEANNE LOUGHNANE, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE WITHOUT NOTICE AT ANY TIME.



Q HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT OF THE PAST 12 MONTHS?

A The past year has been a tremendously volatile time for the high-yield market. After a strong showing in April, the market stalled for the rest of the spring and summer. Investors' expectations for the economy appeared to take a more negative turn just as the wave of accounting scandals began to crest. These factors resulted in a general pessimism among investors in both the equity and high-yield bond markets that persisted through the end of September.

     The market's tone reversed once more in October, when optimism returned to the corporate bond and equity markets. Investors began to expect an imminent recovery, and positive earnings announcements from key wireless telecommunications companies reinforced those expectations. High yield began a strong rally that lasted through the end of the period.

     This strong performance attracted, and was enhanced by, near-record inflows into high-yield mutual funds. The strong numbers were especially appealing to fixed-income investors seeking alternatives to Treasuries and other debt trading at multi-decade lows in yields. Inflows for the six months ended March 31 approached $17 billion, an enormous number considering historical levels. Not surprisingly, strong investor interest led to a boost in issuance of debt at key points during the period. Issuance was especially strong in the first months of 2003, with roughly $24 billion in debt brought to the market.

     Performance in the high-yield market varied greatly by sector. Telecom, wireless, utilities and technology all performed poorly in the first six months of the period, only to rally strongly in the second half. The airline sector was by far the worst performer, stung by the global loss of business and leisure travel revenues.

Q HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0360 per share translates to a distribution rate of 8.23 percent based on the fund's maximum offering price as of March 31, 2003. For the

12-month period ended March 31, 2003, the fund generated a total return of -1.62 percent. By comparison, the Credit Suisse First Boston High Yield Index posted a total return of 7.52 percent for the same period.

     PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 4.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX IS A BROAD-BASED, UNMANAGED INDEX WHICH REFLECTS THE PERFORMANCE OF A WIDE RANGE OF SELECTED BONDS WITHIN THE HIGH-YIELD MARKET. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THE INDEX REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 5.


Q WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A Our approach has always been to manage from the bottom up. Through rigorous security research, our analysts are charged with identifying strong investment opportunities and steering portfolio managers clear of securities and sectors that they believe offer inadequate reward relative to their inherent risk. This strategy keeps us focused on the building blocks of the portfolio rather than relying on top-down, thematic strategies.

     One of our key strategies during the period was to adjust the portfolio to help insulate the fund from ongoing volatility in sectors and companies our analysts identified as having deteriorating business prospects. Over the past 12 months, our analysts had negative views on both the cable and wireless sectors because of a combination of business cycle and capacity issues. We trimmed exposure to both sectors over the period through targeted sales that capitalized on favorable price movements.

     We put the proceeds of these sales to work in securities we identified as promising, undervalued credits. Many of these securities were in sectors such as chemicals, manufacturing and media whose fortunes generally track those of the broader economy. Investors had traded these issues down because of their uncertainty over the timing of an economic recovery, and we were able to purchase a number of bonds at attractive prices.

Q WHAT IS YOUR OUTLOOK FOR THE HIGH YIELD MARKET?

A Our outlook for the high-yield market is cautiously optimistic. We anticipate modest improvement in the economy in the coming year, accompanied by continued declines in default rates. After the enormous run-up of the past six months, returns in the high-yield asset class should be driven more by income than by further price appreciation. Overall, we expect issuance to be well-balanced by inflows into the asset class. In our opinion, high yield is likely to remain one of the most attractive parts of the fixed-income market.


     ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread; the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality ones. Normally, lower-quality issues provide higher yields to compensate investors for their additional credit risk.

DEFAULT: The failure to make required debt payments on time.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS              THE FOLLOWING PAGES DETAIL YOUR FUND'S
MARCH 31, 2003                       PORTFOLIO OF INVESTMENTS AT THE END OF THE
                                     REPORTING PERIOD.


   PAR
  AMOUNT
 IN LOCAL
 CURRENCY                                                                                                 MARKET
  (000)         DESCRIPTION                                       COUPON        MATURITY                  VALUE
                DOMESTIC CORPORATE BONDS  75.1%
                BROADCASTING  1.1%
   $1,672       Interep National Radio Sales, Inc.,
                Ser B ........................................    10.000%       07/01/08             $  1,256,090
    1,809       Nextmedia Operating, Inc. ....................    10.750        07/01/11                1,976,332
                                                                                                     ------------
                                                                                                        3,232,422
                                                                                                     ------------
                CABLE  3.7%
      325       Avalon Cable, LLC (a) ........................  0/11.875        12/01/08                  230,750
      745       Charter Communications Holdings ..............     8.625        04/01/09                  348,287
    3,025       Charter Communications Holdings (a) ..........  0/11.750        01/15/10                1,089,000
      335       Charter Communications Holdings ..............    10.250        01/15/10                  149,912
      470       Charter Communications Holdings (a) ..........  0/11.750        05/15/11                  145,700
      400       CSC Holdings, Inc. ...........................     7.250        07/15/08                  396,000
      170       CSC Holdings, Inc. ...........................     8.125        07/15/09                  174,675
    1,075       CSC Holdings, Inc. ...........................     9.875        02/15/13                1,128,750
      395       CSC Holdings, Inc. ...........................    10.500        05/15/16                  433,512
    2,000       DirecTV Holdings, LLC, 144A -
                Private Placement (b) ........................     8.375        03/15/13                2,215,000
    1,769       Echostar DBS Corp. ...........................     9.125        01/15/09                1,941,477
    1,440       Echostar DBS Corp. ...........................     9.375        02/01/09                1,540,800
    1,156       Pegasus Communications Corp., Ser B ..........     9.750        12/01/06                  884,340
      225       Renaissance Media Group (a) ..................  0/10.000        04/15/08                  199,687
                                                                                                     ------------
                                                                                                       10,877,890
                                                                                                     ------------
                CHEMICALS  4.6%
    1,622       Equistar Chemicals LP ........................    10.125        09/01/08                1,573,340
      722       FMC Corp., 144A - Private
                Placement (b) ................................    10.250        11/01/09                  797,810
    1,923       Huntsman ICI Chemicals, LLC ..................    10.125        07/01/09                1,831,657
    1,200       Huntsman International, LLC (EUR) (c) ........    10.125        07/01/09                1,127,489
    2,980       ISP Holdings, Inc. ...........................    10.625        12/15/09                2,935,300
      805       Lyondell Chemical Co. ........................     9.875        05/01/07                  809,025
    1,135       Lyondell Chemical Co. ........................     9.500        12/15/08                1,106,625
    2,410       Millennium America, Inc. .....................     7.000        11/15/06                2,391,925
      865       Terra Industries .............................    10.500        06/15/05                  739,575
                                                                                                     ------------
                                                                                                       13,312,746
                                                                                                     ------------

                                    12         SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2003


   PAR
  AMOUNT
 IN LOCAL
 CURRENCY                                                                                                 MARKET
  (000)         DESCRIPTION                                       COUPON        MATURITY                  VALUE
                CONSUMER PRODUCTS  0.5%
   $  890       Elizabeth Arden, Inc., Ser B .................    11.750%       02/01/11             $    961,200
    1,800       Sleepmaster, LLC (d) (e) .....................    11.000        05/15/09                  497,250
                                                                                                     ------------
                                                                                                        1,458,450
                                                                                                     ------------
                DIVERSIFIED MEDIA  3.5%
      594       AOL Time Warner, Inc. ........................     6.875        05/01/12                  634,090
      760       Houghton Mifflin Co., 144A - Private
                Placement (b) ................................     8.250        02/01/11                  817,000
      635       Houghton Mifflin Co., 144A - Private
                Placement (b) ................................     9.875        02/01/13                  688,975
    1,315       Mail-Well I Corp. ............................     9.625        03/15/12                1,285,412
    2,386       Muzak, Inc. ..................................     9.875        03/15/09                2,069,855
      715       PEI Holdings, Inc., 144A - Private
                Placement (b) ................................    11.000        03/15/10                  752,537
    1,800       Primedia, Inc. ...............................     8.875        05/15/11                1,822,500
      910       RH Donnelley Finance Corp. I, 144A -
                Private Placement (b) ........................    10.875        12/15/12                1,044,225
    1,000       Salem Communications Corp. ...................     7.750        12/15/10                1,010,000
                                                                                                     ------------
                                                                                                       10,124,594
                                                                                                     ------------
                ENERGY  9.1%
    2,303       BRL Universal Equipment ......................     8.875        02/15/08                2,475,725
    3,514       Chesapeake Energy Corp. ......................     8.125        04/01/11                3,724,840
      680       Citgo Petroleum Corp., 144A - Private
                Placement (b) ................................    11.375        02/01/11                  715,700
    1,815       DI Industries, Inc. ..........................     8.875        07/01/07                1,883,062
      520       El Paso Energy Partners LP, 144A -
                Private Placement (b) ........................     8.500        06/01/10                  533,000
    1,943       El Paso Energy Partners LP, 144A -
                Private Placement (b) ........................    10.625        12/01/12                2,156,730
    1,915       Frontier Oil Corp. ...........................    11.750        11/15/09                2,116,075
    1,885       Hanover Equipment Trust ......................     8.500        09/01/08                1,856,725
      973       Hanover Equipment Trust ......................     8.750        09/01/11                  948,675
      957       Magnum Hunter Resources, Inc. ................     9.600        03/15/12                1,031,167
    2,381       Port Arthur Finance Corp., Ser A .............    12.500        01/15/09                2,690,745
    1,276       Stone Energy Corp. ...........................     8.250        12/15/11                1,327,040
      895       Tesoro Petroleum Corp. .......................     9.000        07/01/08                  769,700
    1,720       Tesoro Petroleum Corp. .......................     9.625        04/01/12                1,479,200
    2,274       Vintage Petroleum, Inc. ......................     7.875        05/15/11                2,308,110
      355       Westport Resources Corp. .....................     8.250        11/01/11                  380,737
                                                                                                     ------------
                                                                                                       26,397,231
                                                                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS     13

YOUR FUND'S INVESTMENTS
MARCH 31, 2003


   PAR
  AMOUNT
 IN LOCAL
 CURRENCY                                                                                                 MARKET
  (000)         DESCRIPTION                                       COUPON        MATURITY                  VALUE
                FINANCIAL  0.3%
   $  814       Anthem Insurance Cos., Inc., 144A -
                Private Placement (b) ........................     9.125%       04/01/10             $  1,000,059
                                                                                                     ------------
                FOOD & DRUG  1.8%
    1,600       Ahold Finance USA, Inc. ......................     8.250        07/15/10                1,360,000
    2,040       Delhaize America, Inc. .......................     8.125        04/15/11                2,080,800
      500       Jitney-Jungle Stores America,
                Inc. (d) (e) (f) .............................    12.000        03/01/06                       50
    1,514       Kroger Co., 144A - Private
                Placement (b) ................................     8.500        07/15/17                1,671,895
                                                                                                     ------------
                                                                                                        5,112,745
                                                                                                     ------------
                FOOD & TOBACCO  1.8%
    1,280       Michael Foods, Inc., Ser B ...................    11.750        04/01/11                1,440,000
      795       Pilgrim's Pride Corp. ........................     9.625        09/15/11                  775,125
    3,182       Smithfield Foods, Inc. .......................     7.625        02/15/08                3,166,090
                                                                                                     ------------
                                                                                                        5,381,215
                                                                                                     ------------
                FOREST PRODUCTS  4.1%
    2,750       Georgia-Pacific Corp., 144A - Private
                Placement (b) ................................     8.875        02/01/10                2,866,875
      580       Louisiana Pacific Corp. ......................    10.875        11/15/08                  640,900
      547       Louisiana Pacific Corp. ......................     8.875        08/15/10                  610,069
    1,500       Owens Brockway Glass Containers,
                Inc., 144A - Private Placement (b) ...........     8.750        11/15/12                1,550,625
      130       Owens-Brockway Glass Containers, Inc. ........     8.875        02/15/09                  134,875
    1,929       Owens-Illinois, Inc. .........................     7.500        05/15/10                1,793,970
      300       Pliant Corp. .................................    13.000        06/01/10                  274,500
      971       Pliant Corp. .................................    13.000        06/01/10                  888,465
    1,528       Riverwood International Corp. ................    10.875        04/01/08                1,589,120
    1,747       Tekni-Plex, Inc., Ser B ......................    12.750        06/15/10                1,598,505
                                                                                                     ------------
                                                                                                       11,947,904
                                                                                                     ------------
                GAMING & LEISURE  8.6%
    2,030       Harrahs Operating Co., Inc. ..................     7.875        12/15/05                2,177,175
      547       Harrahs Operating Co., Inc. ..................     8.000        02/01/11                  630,446
    1,487       Hilton Hotels Corp. ..........................     7.950        04/15/07                1,533,197
      865       Hilton Hotels Corp. ..........................     7.625        12/01/12                  868,924
    1,540       HMH Properties, Inc. .........................     7.875        08/01/05                1,516,900
    1,696       HMH Properties, Inc. .........................     7.875        08/01/08                1,602,720
    2,431       Horseshoe Gaming, LLC, Ser B .................     8.625        05/15/09                2,576,860
    1,689       International Game Technology ................     8.375        05/15/09                2,017,700

                                      14       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2003


   PAR
  AMOUNT
 IN LOCAL
 CURRENCY                                                                                                 MARKET
  (000)         DESCRIPTION                                       COUPON        MATURITY                  VALUE
                GAMING & LEISURE (CONTINUED)
   $2,050       Park Place Entertainment Corp. ...............     7.875%       12/15/05              $ 2,111,500
    1,435       Premier Parks, Inc. (a) ......................  0/10.000        04/01/08                1,404,506
    1,526       Prime Hospitality Corp., Ser B ...............     8.375        05/01/12                1,358,140
      386       Starwood Hotels & Resorts, 144A -
                Private Placement (b) ........................     7.875        05/01/07                  386,483
    2,821       Starwood Hotels & Resorts, 144A -
                Private Placement (b) ........................     8.375        05/01/12                2,824,526
    1,400       Station Casinos, Inc. ........................     8.875        12/01/08                1,473,500
      975       Station Casinos, Inc. ........................     9.875        07/01/10                1,074,938
    1,234       Venetian Casino Resort, LLC ..................    11.000        06/15/10                1,297,243
                                                                                                     ------------
                                                                                                       24,854,758
                                                                                                     ------------
                HEALTHCARE  6.2%
      470       AmerisourceBergen Corp. ......................     8.125        09/01/08                  509,950
    1,825       AmerisourceBergen Corp., 144A -
                Private Placement (b) ........................     7.250        11/15/12                1,925,375
    1,125       Fisher Scientific International, Inc. ........     7.125        12/15/05                1,158,750
    1,270       Fisher Scientific International, Inc.,
                144A - Private Placement (b) .................     8.125        05/01/12                1,358,900
      400       Fresenius Medical Care Capital Trust II ......     7.875        02/01/08                  413,000
    2,210       Fresenius Medical Care Capital Trust IV ......     7.875        06/15/11                2,254,200
      725       HCA, Inc. ....................................     6.910        06/15/05                  767,937
    1,964       HCA, Inc. ....................................     8.750        09/01/10                2,309,896
    1,318       Health Net, Inc. .............................     8.375        04/15/11                1,543,145
      410       HealthSouth Corp. (g) ........................     7.375        10/01/06                  190,650
    1,120       HealthSouth Corp. (g) ........................     7.625        06/01/12                  520,800
      210       Manor Care, Inc. .............................     7.500        06/15/06                  217,719
      478       Manor Care, Inc. .............................     8.000        03/01/08                  504,290
    1,162       Omnicare, Inc. ...............................     8.125        03/15/11                1,254,960
    2,096       Tenet Healthcare Corp. .......................     6.500        06/01/12                2,022,640
      945       Tenet Healthcare Corp. .......................     7.375        02/01/13                  954,450
                                                                                                     ------------
                                                                                                       17,906,662
                                                                                                     ------------
                HOUSING  5.3%
    1,869       CB Richard Ellis Service, Inc. ...............    11.250        06/15/11                1,756,860
    1,719       Istar Financial, Inc. ........................     8.750        08/15/08                1,847,133
    1,500       KB Home ......................................     7.750        02/01/10                1,537,500
      620       Meritage Corp., 144A - Private
                Placement (b) ................................     9.750        06/01/11                  657,200
      347       Nortek Holdings, Inc. ........................     9.250        03/15/07                  358,711
    1,750       Schuler Homes, Inc. ..........................     9.000        04/15/08                1,833,125
      599       Technical Olympic USA, Inc. ..................     9.000        07/01/10                  596,005

SEE NOTES TO FINANCIAL STATEMENTS        15

YOUR FUND'S INVESTMENTS
MARCH 31, 2003


   PAR
  AMOUNT
 IN LOCAL
 CURRENCY                                                                                                 MARKET
  (000)         DESCRIPTION                                       COUPON        MATURITY                  VALUE
                HOUSING (CONTINUED)
   $1,114       Technical Olympic USA, Inc. ..................    10.375%       07/01/12             $  1,097,290
      725       Technical Olympic USA, Inc., 144A -
                Private Placement (b) ........................     9.000        07/01/10                  721,375
    2,384       Toll Corp. ...................................     8.250        02/01/11                2,503,200
    2,175       Webb (Del E.) Corp. ..........................    10.250        02/15/10                2,387,063
                                                                                                     ------------
                                                                                                       15,295,462
                                                                                                     ------------
                INFORMATION TECHNOLOGY  1.9%
    2,009       Fairchild Semiconductor Corp. ................    10.375        10/01/07                2,129,540
      770       Iron Mountain, Inc. ..........................     8.625        04/01/13                  835,450
    1,015       Iron Mountain, Inc. ..........................     7.750        01/15/15                1,065,750
    2,495       Solectron Corp. ..............................     *            11/20/20                1,362,894
                                                                                                     ------------
                                                                                                        5,393,634
                                                                                                     ------------
                MANUFACTURING  4.2%
      295       ABB Finance, Inc. ............................     6.750        06/03/04                  268,878
      691       Brand Services, Inc., 144A - Private
                Placement (b) ................................    12.000        10/15/12                  757,509
    2,205       Communications & Power
                Industries, Inc., Ser B (h) ..................    12.000        08/01/05                2,182,950
    1,135       Eagle-Picher Industries, Inc. ................     9.375        03/01/08                  930,700
      480       Flowserve Corp. ..............................    12.250        08/15/10                  535,200
      337       Johnsondiversey, Inc. (EUR) (c) ..............     9.625        05/15/12                  375,859
    1,197       Johnsondiversey, Inc., Ser B .................     9.625        05/15/12                1,292,760
    1,855       Manitowoc, Inc. ..............................    10.500        08/01/12                1,947,750
      961       NMHG Holdings Co. ............................    10.000        05/15/09                1,028,270
    1,628       Trimas Corp. .................................     9.875        06/15/12                1,652,420
    1,140       Trimas Corp., 144A - Private
                Placement (b) ................................     9.875        06/15/12                1,157,100
                                                                                                     ------------
                                                                                                       12,129,396
                                                                                                     ------------
                METALS  1.7%
    2,332       Doe Run Resources Corp., 144A -
                Private Placement (b) (f) (i) ................    11.750        11/01/08                  816,060
    1,600       GS Technologies Operating,
                Inc. (d) (e) (f) .............................    12.000        09/01/04                   48,000
    1,050       GS Technologies Operating,
                Inc. (d) (e) (f) .............................    12.250        10/01/05                   47,250
    1,454       Intermet Corp. ...............................     9.750        06/15/09                1,359,490
    1,392       Murrin Murrin Holdings
                Property Ltd. (f) ............................     9.375        08/31/07                   27,840
    1,315       Oregon Steel Mills, Inc. .....................    10.000        07/15/09                1,260,756

                                       16      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2003


   PAR
  AMOUNT
 IN LOCAL
 CURRENCY                                                                                                 MARKET
  (000)         DESCRIPTION                                       COUPON        MATURITY                  VALUE
                METALS (CONTINUED)
   $  805       Republic Engineered Products, LLC (f) ........    10.000%       08/16/09             $    160,941
    1,515       UCAR Finance, Inc. ...........................    10.250        02/15/12                1,355,925
                                                                                                     ------------
                                                                                                        5,076,262
                                                                                                     ------------
                RETAIL  2.0%
    1,483       AutoNation, Inc. .............................     9.000        08/01/08                1,571,980
      890       Big 5 Corp., Ser B ...........................    10.875        11/15/07                  931,163
      525       Gap, Inc. ....................................     6.900        09/15/07                  544,688
      782       Gap, Inc. ....................................    10.550        12/15/08                  903,210
      250       Penney JC Co., Inc. ..........................     7.600        04/01/07                  257,500
      700       Penney JC Co., Inc. ..........................     8.000        03/01/10                  728,000
      610       Penney JC Co., Inc. ..........................     9.000        08/01/12                  652,700
      222       Penney JC Co., Inc. ..........................     6.875        10/15/15                  205,350
                                                                                                     ------------
                                                                                                        5,794,591
                                                                                                     ------------
                SERVICES  1.5%
    3,050       Allied Waste North America, Inc. .............    10.000        08/01/09                3,179,625
      900       Encompass Services Corp. (d) (e) .............    10.500        05/01/09                   22,500
    1,500       Hydrochem Industrial Services, Inc.,
                Ser B ........................................    10.375        08/01/07                1,132,500
                                                                                                     ------------
                                                                                                        4,334,625
                                                                                                     ------------
                TELECOMMUNICATIONS  2.2%
    2,150       E.Spire Communications, Inc. (d) (e) (f) .....    13.000        11/01/05                      215
    1,526       Exodus Communications, Inc. (d) (e) (f) ......    11.250        07/01/08                   91,551
      369       Exodus Communications, Inc. (d) (e) (f) ......    11.625        07/15/10                   22,148
    1,211       Exodus Communications, Inc.
                (EUR) (c) (d) (e) (f) ........................    11.375        07/15/08                   79,241
      361       Globix Corp., 144A - Private
                Placement (b) ................................    11.000        05/01/08                  258,207
    2,945       GST Network Funding,
                Inc. (a) (d) (e) (f) .........................  0/10.500        05/01/08                      295
    1,735       Knology, Inc., 144A - Private
                Placement (b) ................................    12.000        11/30/09                1,266,550
    2,000       MJD Communications, Inc. .....................     9.500        05/01/08                1,650,000
    1,000       Park N View, Inc., Ser B (d) (e) (f) .........    13.000        05/15/08                   10,000
    1,800       PF Net Communications, Inc. (d) (e) ..........    13.750        05/15/10                      180
    1,193       Primus Telecom Group, Inc. ...................     9.875        05/15/08                  900,715
      120       Primus Telecom Group, Inc. ...................    11.250        01/15/09                   93,000
    4,620       PSINet, Inc. (d) (e) .........................    10.500        12/01/06                  288,750
      750       PSINet, Inc. (EUR) (c) (d) (e) ...............    10.500        12/01/06                   32,713

SEE NOTES TO FINANCIAL STATEMENTS      17

YOUR FUND'S INVESTMENTS
MARCH 31, 2003


   PAR
  AMOUNT
 IN LOCAL
 CURRENCY                                                                                                 MARKET
  (000)         DESCRIPTION                                       COUPON        MATURITY                  VALUE
                TELECOMMUNICATIONS (CONTINUED)
   $  810       WorldCom, Inc. (d) (e) .......................     6.950%       08/15/28             $    218,700
    5,995       WorldCom, Inc. (d) (e) .......................     8.250        05/15/31                1,618,650
                                                                                                     ------------
                                                                                                        6,530,915
                                                                                                     ------------
                TRANSPORTATION  2.9%
    5,435       Aetna Industries, Inc. (d) (e) (f) (h) .......    11.875        10/01/06                   54,350
      728       ArvinMeritor, Inc. ...........................     8.750        03/01/12                  746,200
    1,342       Collins & Aikman Products Co. ................    10.750        12/31/11                1,302,814
      413       Dana Corp. (EUR) (c) .........................     9.000        08/15/11                  408,870
    1,370       Lear Corp. ...................................     8.110        05/15/09                1,489,875
    1,568       Metaldyne Corp. ..............................    11.000        06/15/12                1,242,640
      980       Overseas Shipholding Group, Inc.,
                144A - Private Placement (b) .................     8.250        03/15/13                  981,225
      555       Sonic Automotive, Inc., Ser D ................    11.000        08/01/08                  595,238
    1,650       TRW Automotive, Inc., 144A - Private
                Placement (b) ................................     9.375        02/15/13                1,658,250
                                                                                                     ------------
                                                                                                        8,479,462
                                                                                                     ------------
                UTILITY  4.4%
    1,300       AES Corp. ....................................     9.375        09/15/10                1,098,500
      510       AES Corp. ....................................     8.875        02/15/11                  420,750
      660       Allegheny Energy, Inc. .......................     7.750        08/01/05                  646,800
    1,500       Calpine Corp. ................................     8.625        08/15/10                  840,000
      400       Calpine Corp. ................................     8.500        02/15/11                  226,000
      205       CMS Energy Corp. .............................     7.500        01/15/09                  173,225
    1,350       CMS Energy Corp. .............................     8.500        04/15/11                1,154,250
    1,990       Dynegy Holdings, Inc. ........................     6.875        04/01/11                1,273,600
    1,555       Monongahela Power Co. ........................     5.000        10/01/06                1,516,125
      330       Northwest Pipeline Corp., 144A -
                Private Placement (b) ........................     8.125        03/01/10                  346,500
    1,296       PSEG Energy Holdings, Inc. ...................     8.625        02/15/08                1,339,704
      250       Southern California Edison Co., 144A -
                Private Placement (b) ........................     8.000        02/15/07                  266,875
      665       Southern Natural Gas Co., 144A -
                Private Placement (b) ........................     8.875        03/15/10                  704,900
      960       The Williams Cos., Inc. ......................     9.250        03/15/04                  948,000
    1,395       The Williams Cos., Inc. ......................     7.875        09/01/21                1,116,000
      575       Transcontinental Gas Pipe Line Corp.,
                Ser B ........................................     8.875        07/15/12                  612,375
                                                                                                     ------------
                                                                                                       12,683,604
                                                                                                     ------------

                                      18       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2003


   PAR
  AMOUNT
 IN LOCAL
 CURRENCY                                                                                                 MARKET
  (000)         DESCRIPTION                                       COUPON        MATURITY                  VALUE
                WIRELESS COMMUNICATIONS  3.7%
   $2,479       American Cellular Corp. ......................     9.500%       10/15/09             $    619,750
    2,520       American Tower Corp. .........................     6.250        10/15/09                2,075,850
      574       Centennial Cellular Operating Co. ............    10.750        12/15/08                  407,540
    1,470       Dobson Communications Corp. ..................    10.875        07/01/10                1,484,700
    2,893       Nextel Communications, Inc. ..................     9.375        11/15/09                3,052,115
    1,759       SBA Communications Corp. .....................    12.000        03/01/08                1,363,225
    1,092       SBA Communications Corp. .....................    10.250        02/01/09                  786,240
    1,103       Triton PCS, Inc. .............................     8.750        11/15/11                  937,550
                                                                                                     ------------
                                                                                                       10,726,970
                                                                                                     ------------
TOTAL DOMESTIC CORPORATE BONDS  75.1%                                                                 218,051,597
                                                                                                     ------------
                FOREIGN BONDS AND DEBT SECURITIES  13.0%
                BERMUDA  0.1%
    3,745       Global Crossing Holdings Ltd.
                (US$) (d) (e) ................................     9.125        11/15/06                  126,394
    1,255       Global Crossing Holdings Ltd.
                (US$) (d) (e) ................................     8.700        08/01/07                   42,356
                                                                                                     ------------
                                                                                                          168,750
                                                                                                     ------------
                BRAZIL  0.7%
      400       Federal Republic of Brazil (US$) .............    11.000        01/11/12                  341,000
    1,682       Federal Republic of Brazil (US$) .............     8.000        04/15/14                1,346,252
      775       Multicanal Participacoes, Ser B (US$) (d) ....    12.625        06/18/04                  249,937
                                                                                                     ------------
                                                                                                        1,937,189
                                                                                                     ------------
                CANADA  4.7%
    1,200       360 Networks, Inc. (EUR) (d) (e) (f) .........    13.000        05/01/08                       -0-
    1,140       360 Networks, Inc. (US$) (d) (e) (f) .........    13.000        05/01/08                       -0-
    1,131       Acetex Corp. (US$) ...........................    10.875        08/01/09                1,229,962
    1,888       Air Canada, Inc. (US$) (g) (k) ...............    10.250        03/15/11                  462,560
    2,086       Alliance Atlantis Communications, Inc.
                (US$) ........................................    13.000        12/15/09                2,351,965
    1,754       Hollinger Participation, 144A - Private
                Placement (US$) (b) ..........................    12.125        11/15/10                1,767,076
    1,980       Husky Oil Ltd. (US$) .........................     8.900        08/15/28                2,228,241
    1,327       MDC Communications Corp. (US$) ...............    10.500        12/01/06                1,181,030
    2,850       Microcell Telecommunications,
                Ser B (US$) (d) (e) ..........................    14.000        06/01/06                  178,125
    2,000       Pacifica Papers, Inc. (US$) ..................    10.000        03/15/09                2,085,000
    2,165       Tembec Industries, Inc. (US$) ................     7.750        03/15/12                2,143,350
    2,750       Worldwide Fiber, Inc. (US$) (d) (e) ..........    12.000        08/01/09                      275
                                                                                                     ------------
                                                                                                       13,627,584
                                                                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS       19

YOUR FUND'S INVESTMENTS
MARCH 31, 2003


   PAR
  AMOUNT
 IN LOCAL
 CURRENCY                                                                                                 MARKET
  (000)         DESCRIPTION                                       COUPON        MATURITY                  VALUE
                COLUMBIA  0.3%
   $  791       Republic of Columbia (US$) ...................     9.750%       04/09/11             $    839,984
                                                                                                     ------------
                GERMANY  0.6%
    4,145       Callahan Nordrhein Westfallen
                (US$) (d) (e) ................................    14.000        07/15/10                  227,975
    1,255       Messer Griesham (EUR) ........................    10.375        06/01/11                1,467,250
                                                                                                     ------------
                                                                                                        1,695,225
                                                                                                     ------------
                GUERNSEY  0.4%
    1,180       ABB International Finance Ltd. (EUR) .........    11.000        01/15/08                1,064,477
                                                                                                     ------------
                IRELAND  0.7%
    1,910       MDP Acquisitions PLC, 144A - Private
                Placement (EUR) (b) ..........................    10.125        10/01/12                2,130,270
                                                                                                     ------------
                LUXEMBOURG  1.0%
      750       PTC International Finance (EUR) ..............    10.875        05/01/08                  904,215
    2,142       Tyco International Group SA (US$) ............     6.750        02/15/11                2,056,320
                                                                                                     ------------
                                                                                                        2,960,535
                                                                                                     ------------
                MEXICO  2.5%
    2,768       Satelites Mexicanos SA, Ser B (US$) ..........    10.125        11/01/04                1,280,200
    2,633       TV Axteca SA, Ser B (US$) ....................    10.500        02/15/07                2,376,283
    3,127       United Mexican States (US$) ..................     8.375        01/14/11                3,611,685
                                                                                                     ------------
                                                                                                        7,268,168
                                                                                                     ------------
                SINGAPORE  0.5%
      200       Flextronics International Ltd. (US$) .........     8.750        10/15/07                  210,250
    1,231       Flextronics International Ltd. (US$) .........     9.875        07/01/10                1,371,026
                                                                                                     ------------
                                                                                                        1,581,276
                                                                                                     ------------
                UNITED KINGDOM  1.5%
    1,040       Avecia Group PLC (US$) .......................    11.000        07/01/09                  889,200
    2,475       British Sky Broadcasting Group PLC
                (US$) ........................................     8.200        07/15/09                2,776,138
    2,775       Telewest Communications, PLC
                (US$) (d) ....................................    11.000        10/01/07                  541,125
    1,575       Telewest Communications, PLC
                (US$) (a) ....................................  0/11.375        02/01/10                  244,125
                                                                                                     ------------
                                                                                                        4,450,588
                                                                                                     ------------
TOTAL FOREIGN BONDS AND DEBT SECURITIES  13.0%                                                         37,724,046
                                                                                                     ------------

                                     20        SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
MARCH 31, 2003


                                                                                                         MARKET
DESCRIPTION                                                                                               VALUE
EQUITIES 3.0%
Broadwing Communications Inc. (34,440 preferred shares) ...................................          $   318,570
Decisionone Corp. (2,671 common stock warrants Class A) (f) (j) ...........................                  -0-
Decisionone Corp. (4,603 common stock warrants Class B) (f) (j) ...........................                  -0-
Decisionone Corp. (2,730 common stock warrants Class C) (f) (j) ...........................                  -0-
Decisionone Corp. (5,234 common shares) (f) (j) ...........................................                  -0-
Dobson Communications Corp. (16,808 preferred shares) (i) .................................            1,332,014
Doe Run Resources Corp. (9 common stock warrants) (f) .....................................                  -0-
Globix Corp. (34,060 common shares) (j) ...................................................               85,150
HCI Direct, Inc. (106,250 common shares) (f) (j) ..........................................              828,750
Hosiery Corp. of America, Inc. (1,000 common shares) ......................................                   10
ICG Communications, Inc. (12,868 common shares) (j) .......................................               63,696
ICG Communications, Inc. (2,086 common stock warrants) (f) (j) ............................                  -0-
Intermedia Communications, Inc. (7,370 preferred shares) (i) ..............................               97,652
Intersil Holding Corp. (22,222 common stock warrants Class A) (j) .........................              345,774
Jazztel PLC (United Kingdom) (EUR) (1,550 common stock warrants) (f) (j) ..................                  -0-
McLeodUSA, Inc. (1,750 common shares) (f) (j) .............................................                  962
McLeodUSA, Inc. (12,020 preferred shares) (f) (j) .........................................               33,572
McLeodUSA, Inc. (26,689 preferred stock warrants) (f) (j) .................................                4,537
Mediq, Inc. (3,684 common shares) (f) (j) .................................................               20,004
Motient Corp. (79,326 common shares) (j) ..................................................              222,113
Nextel Communications, Inc. (13,180 preferred shares) .....................................            1,406,965
Park N View, Inc., (1,000 common stock warrants) 144A - Private
Placement (b) (e) (f) (j) .................................................................                   10
Paxson Communications Corp. (21,720 preferred shares) (i) .................................            1,710,431
PF Net Communications, Inc., (1,800 common stock warrants) 144A - Private
Placement (b) (e) (f) (j) .................................................................                  -0-
Republic Technologies International, Inc., (4,275 common stock warrants
Class D) 144A - Private Placement (b) (e) (j) .............................................                   43
Startec Global Communications, (3,000 common stock warrants) 144A - Private
Placement (b) (f) (j) .....................................................................                  -0-
TNP Enterprises, Inc. (26,685 preferred shares) ...........................................            2,141,501
Ventelo (Germany) (EUR) (73,021 common shares) 144A - Private
Placement (b) (f) (j) .....................................................................                  -0-
Viatel Holding Bermuda Ltd. (20,325 common shares) (f) (j) ................................               23,374
VS Holdings, Inc. (378,785 common shares) (f) (j) .........................................               70,719
XO Communications, Inc. (3,106 common shares) (j) .........................................               12,424
                                                                                                     -----------
TOTAL EQUITIES ............................................................................            8,718,271
                                                                                                     -----------
TOTAL LONG-TERM INVESTMENTS  91.1%
    (Cost $325,460,720) ...................................................................          264,493,914
                                                                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS      21

YOUR FUND'S INVESTMENTS
MARCH 31, 2003


                                                                                                        MARKET
DESCRIPTION                                                                                              VALUE
REPURCHASE AGREEMENT  8.3%
State Street Bank & Trust Co. ($24,232,000 par collateralized by U.S. Government obligations in a pooled cash account, dated
03/31/03, to be sold on 04/01/03 at $24,232,835)
     (Cost $24,232,000) ...................................................................          $ 24,232,000
                                                                                                     ------------
TOTAL INVESTMENTS  99.4%
     (Cost $349,692,720) ..................................................................           288,725,914

OTHER ASSETS IN EXCESS OF LIABILITIES  0.6% ...............................................             1,665,215
                                                                                                     ------------

NET ASSETS  100.0% ........................................................................          $290,391,129
                                                                                                     ============

 *   ZERO COUPON BOND

(a) SECURITY IS A "STEP-UP" BOND WHERE THE COUPON INCREASES OR STEPS UP AT A PREDETERMINED DATE.

(b) 144A SECURITIES ARE THOSE WHICH ARE EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY ONLY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION WHICH ARE NORMALLY THOSE TRANSACTIONS WITH QUALIFIED INSTITUTIONAL BUYERS.

(c)  THIS SECURITY IS A UNITED STATES COMPANY DENOMINATED IN A FOREIGN CURRENCY.

(d)  NON-INCOME PRODUCING AS SECURITY IS IN DEFAULT.

(e)  THIS BORROWER HAS FILED FOR PROTECTION IN FEDERAL BANKRUPTCY COURT.

(f) MARKET VALUE IS DETERMINED IN ACCORDANCE WITH PROCEDURES ESTABLISHED IN GOOD FAITH BY THE BOARD OF TRUSTEES.

(g)  SUBSEQUENT TO MARCH 31, 2003, SECURITY DEFAULTED ON ITS INTEREST PAYMENT.

(h)  ASSETS SEGREGATED AS COLLATERAL FOR OPEN FORWARD TRANSACTIONS.

(i)  PAYMENT-IN-KIND SECURITY.

(j)  NON-INCOME PRODUCING SECURITY.

(k) SUBSEQUENT TO MARCH 31, 2003, BORROWER FILED FOR PROTECTION IN FEDERAL BANKRUPTCY COURT.

EUR--EURODOLLAR

US$--UNITED STATES DOLLAR

                                       22      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003

ASSETS:
Total Investments (Cost $349,692,720) ..................................  $288,725,914
Cash ...................................................................         4,121
Receivables:
  Interest .............................................................     6,012,321
  Fund Shares Sold .....................................................     4,045,676
  Investments Sold .....................................................       688,755
Other ..................................................................       122,147
                                                                          ------------
    Total Assets .......................................................   299,598,934
                                                                          ------------
LIABILITIES:
Payables:
  Investments Purchased ................................................     6,952,626
  Income Distributions .................................................       747,339
  Fund Shares Repurchased ..............................................       680,526
  Distributor and Affiliates ...........................................       215,477
  Investment Advisory Fee ..............................................       152,246
Accrued Expenses .......................................................       170,599
Trustees' Deferred Compensation and Retirement Plans ...................       160,233
Forward Commitments ....................................................       128,759
                                                                          ------------
    Total Liabilities ..................................................     9,207,805
                                                                          ------------
NET ASSETS .............................................................  $290,391,129
                                                                          ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited number of shares authorized) ..........................................................  $501,202,949
Accumulated Undistributed Net Investment Income ........................    (6,392,558)
Net Unrealized Depreciation ............................................   (61,087,183)
Accumulated Net Realized Loss ..........................................  (143,332,079)
                                                                          ------------
NET ASSETS .............................................................  $290,391,129
                                                                          ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $191,006,656 and 38,219,875 shares of beneficial interest
    issued and outstanding) ............................................  $       5.00
    Maximum sales charge (4.75%* of offering price) ....................           .25
                                                                          ------------
    Maximum offering price to public ...................................  $       5.25
                                                                          ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $79,606,860 and 15,855,977 shares of beneficial interest
    issued and outstanding) ............................................  $       5.02
                                                                          ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $19,777,613 and 3,945,618 shares of beneficial interest
    issued and outstanding) ............................................  $       5.01
                                                                          ============

* ON SALES OF $100,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.


SEE NOTES TO FINANCIAL STATEMENTS      23

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003

INVESTMENT INCOME:
Interest ................................................................ $ 24,672,470
Dividends ...............................................................      999,505
Other ...................................................................      242,562
                                                                          ------------
  Total Income ..........................................................   25,914,537
                                                                          ------------
EXPENSES:
Investment Advisory Fee .................................................    1,913,131
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $410,987, $713,984 and $164,290, respectively) .....................    1,289,261
Shareholder Services ....................................................      435,626
Custody .................................................................       55,388
Legal ...................................................................       28,150
Trustees' Fees and Related Expenses .....................................       22,740
Other ...................................................................      254,935
                                                                          ------------
  Total Expenses ........................................................    3,999,231
  Investment Advisory Fee Reduction .....................................      255,084
  Less Credits Earned on Cash Balances ..................................       11,963
                                                                          ------------
  Net Expenses ..........................................................    3,732,184
                                                                          ------------
NET INVESTMENT INCOME ................................................... $ 22,182,353
                                                                          ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments ........................................................... $(75,661,700)
  Forward Commitments ...................................................   (1,324,942)
  Foreign Currency Transactions .........................................      123,294
                                                                          ------------
Net Realized Loss .......................................................  (76,863,348)
                                                                          ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period ............................................... (113,121,912)
                                                                          ------------
  End of the Period:
    Investments .........................................................  (60,966,806)
    Forward Commitments .................................................     (128,759)
    Foreign Currency Translation ........................................        8,382
                                                                          ------------
                                                                           (61,087,183)
                                                                          ------------
Net Unrealized Appreciation During the Period ...........................   52,034,729
                                                                          ------------
NET REALIZED AND UNREALIZED LOSS ........................................ $(24,828,619)
                                                                          ============
NET DECREASE IN NET ASSETS FROM OPERATIONS .............................. $ (2,646,266)
                                                                          ============


                                      24      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED      YEAR ENDED
                                                         MARCH 31, 2003   MARCH 31, 2002
                                                         --------------   --------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income .................................... $ 22,182,353   $ 30,184,830
Net Realized Loss ........................................  (76,863,348)   (27,440,052)
Net Unrealized Appreciation/Depreciation
   During the Period .....................................   52,034,729    (34,385,767)
                                                           ------------   ------------
Change in Net Assets from Operations .....................   (2,646,266)   (31,640,989)
                                                           ------------   ------------
Distributions from Net Investment Income:
   Class A Shares ........................................  (16,893,277)   (22,869,666)
   Class B Shares ........................................   (6,675,480)    (9,460,012)
   Class C Shares ........................................   (1,538,765)    (1,640,935)
                                                           ------------   ------------
                                                            (25,107,522)   (33,970,613)
                                                           ------------   ------------
Return of Capital Distribution:
   Class A Shares ........................................   (1,933,073)      (784,167)
   Class B Shares ........................................     (767,383)      (319,973)
   Class C Shares ........................................     (174,600)       (67,761)
                                                           ------------   ------------
                                                             (2,875,056)    (1,171,901)
                                                           ------------   ------------
Total Distributions ......................................  (27,982,578)   (35,142,514)
                                                           ------------   ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ......  (30,628,844)   (66,783,503)
                                                           ------------   ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ................................  288,184,693    190,969,187
Net Asset Value of Shares Issued Through Dividend
   Reinvestment ..........................................   15,920,667     19,365,780
Cost of Shares Repurchased ............................... (256,822,526)  (182,793,997)
                                                           ------------   ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS .......   47,282,834     27,540,970
                                                           ------------   ------------
TOTAL INCREASE/DECREASE IN NET ASSETS ....................   16,653,990    (39,242,533)
NET ASSETS:
Beginning of the Period ..................................  273,737,139    312,979,672
                                                           ------------   ------------
End of the Period (Including accumulated undistributed net
   investment income of $(6,392,558) and $(4,145,844),
   respectively) ......................................... $290,391,129   $273,737,139
                                                           ============   ============

SEE NOTES TO FINANCIAL STATEMENTS      25

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        NINE
                                                                       MONTHS     YEAR
CLASS A SHARES                            YEAR ENDED MARCH 31,          ENDED     ENDED
                                   ---------------------------------   MARCH 31, JUNE 30,
                                   2003     2002(c)   2001     2000     1999       1998
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .................  $  5.69   $  7.18  $  8.48 $  9.03  $  9.89   $  9.85
                                   -------   -------  ------- -------  -------   -------
  Net Investment Income .........      .48       .69      .94     .85      .62       .86
  Net Realized and Unrealized
    Gain/Loss ...................     (.60)    (1.38)   (1.40)   (.56)    (.85)      .03
                                   -------   -------  ------- -------  -------   -------
Total from Investment
  Operations ....................     (.12)     (.69)    (.46)    .29     (.23)      .89
                                   -------   -------  ------- -------  -------   -------
Less:
  Distributions from
    Net Investment Income .......      .51       .77      .84     .83      .62       .85
  Return of Capital Distributions      .06       .03      -0-     .01      .01       -0-
                                   -------   -------  ------- -------  -------   -------
Total Distributions .............      .57       .80      .84     .84      .63       .85
                                   -------   -------  ------- -------  -------   -------
NET ASSET VALUE,
  END OF THE PERIOD .............  $  5.00   $  5.69  $  7.18 $  8.48  $  9.03   $  9.89
                                   =======   =======  ======= =======  =======   =======
Total Return*(a) ................   -1.62%   -10.05%   -5.64%   3.50%   -2.13%**   9.36%
Net Assets at End of
  the Period (In millions) ......  $ 191.0   $ 177.2  $ 205.8 $ 230.6  $ 277.9   $ 280.6
Ratio of Expenses to Average
  Net Assets*(b) ................    1.21%     1.22%    1.17%   1.15%    1.17%     1.14%
Ratio of Net Investment
  Income to Average
  Net Assets* ...................    8.94%    10.90%   12.00%   9.96%    8.98%     8.61%
Portfolio Turnover ..............     101%       78%      85%    109%     104%**    154%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets ....................    1.31%     1.32%    1.27%   1.25%    1.27%     1.24%
Ratio of Net Investment Income
  to Average Net Assets .........    8.84%    10.80%   11.90%   9.86%    8.88%     8.51%

** NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO .25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSE, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.

(c) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MARCH 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .09%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MARCH 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


                                       26      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                       NINE
                                                                      MONTHS     YEAR
CLASS B SHARES                            YEAR ENDED MARCH 31,         ENDED     ENDED
                                   ---------------------------------- MARCH 31, JUNE 30,
                                    2003     2002(c)   2001     2000    1999     1998
                                   -----------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .................  $ 5.71   $  7.20  $ 8.49   $ 9.03   $ 9.89   $ 9.86
                                   ------   -------  ------   ------   ------   ------
  Net Investment Income .........     .43       .63     .87      .80      .56      .78
  Net Realized and Unrealized
    Gain/Loss ...................    (.59)    (1.38)  (1.39)    (.58)    (.84)     .03
                                   ------   -------  ------   ------   ------   ------
Total from Investment
  Operations ....................    (.16)     (.75)   (.52)     .22     (.28)     .81
                                   ------   -------  ------   ------   ------   ------
Less:
  Distributions from
    Net Investment Income .......     .47       .72     .77      .75      .57      .78
  Return of Capital
    Distributions ...............     .06       .02     -0-      .01      .01      -0-
                                   ------   -------  ------   ------   ------   ------
Total Distributions .............     .53       .74     .77      .76      .58      .78
                                   ------   -------  ------   ------   ------   ------
NET ASSET VALUE,
  END OF THE PERIOD .............  $ 5.02   $  5.71  $ 7.20   $ 8.49   $ 9.03   $ 9.89
                                   ======   =======  ======   ======   ======   ======
Total Return*(a) ................  -2.37%   -10.70%  -6.39%    2.65%   -2.71%**  8.58%
Net Assets at End of
  the Period (In millions) ......  $ 79.6   $  78.8  $ 92.5   $109.2   $135.4   $145.0
Ratio of Expenses to
  Average Net Assets*(b) ........   1.96%     1.98%   1.92%    1.93%    1.93%    1.91%
Ratio of Net Investment
  Income to Average
  Net Assets* ...................   8.23%    10.13%  11.22%    9.17%    8.19%    7.84%
Portfolio Turnover ..............    101%       78%     85%     109%     104%**   154%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets ....................   2.06%     2.08%    2.02%    2.03%    2.03%    2.01%
Ratio of Net Investment Income
  to Average Net Assets .........   8.13%    10.03%   11.12%    9.07%    8.09%    7.74%

** NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE SIXTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDITS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.

(c) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MARCH 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .10%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MARCH 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.


SEE NOTES TO FINANCIAL STATEMENTS     27

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                       NINE
                                                                      MONTHS     YEAR
CLASS C SHARES                            YEAR ENDED MARCH 31,         ENDED     ENDED
                                   ---------------------------------- MARCH 31, JUNE 30,
                                    2003    2002(c)   2001(d)   2000    1999     1998
                                   -----------------------------------------------------

NET ASSET VALUE, BEGINNING
  OF THE PERIOD .................  $ 5.70   $  7.19  $  8.47  $ 9.02  $  9.88   $ 9.85
                                   ------   -------  -------  ------  -------   ------
  Net Investment Income .........     .44       .63      .87     .80      .56      .78
  Net Realized and Unrealized
    Gain/Loss ...................    (.60)    (1.38)   (1.38)   (.58)    (.85)     .03
                                   ------   -------  -------  ------  -------   ------
  Total from Investment
    Operations ..................    (.16)     (.75)    (.51)    .22     (.29)     .81
                                   ------   -------  -------  ------  -------   ------
Less:
  Distributions from
     Net Investment Income ......     .47       .71      .77     .76      .56      .78
  Return of Capital
     Distributions ..............     .06       .03    -0-       .01      .01     -0-
                                   ------   -------  -------  ------  -------   ------
Total Distributions .............     .53       .74      .77     .77      .57      .78
                                   ------   -------  -------  ------  -------   ------
NET ASSET VALUE,
  END OF THE PERIOD .............  $ 5.01   $  5.70  $  7.19  $ 8.47  $  9.02   $ 9.88
                                   ======   =======  =======  ======  =======   ======
Total Return*(a) ................  -2.38%   -10.72%   -6.40%   2.65%   -2.71%**  8.47%
Net Assets at End of
  the Period (In millions) ......  $ 19.8   $  17.7  $  14.7  $ 13.0  $  14.7   $ 11.5
Ratio of Expenses to
  Average Net Assets*(b) ........   1.97%     1.97%    1.92%   1.93%    1.93%    1.91%
Ratio of Net Investment
  Income to Average
  Net Assets* ...................   8.23%    10.10%   11.19%   9.17%    8.25%    7.83%
Portfolio Turnover ..............    101%       78%      85%    109%     104%**   154%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets ....................   2.07%     2.07%    2.02%   2.03%    2.03%    2.01%
Ratio of Net Investment Income
  to Average Net Assets .........   8.13%    10.00%   11.09%   9.07%    8.15%    7.73%

** NON-ANNUALIZED

(a) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(b) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS DOES NOT REFLECT CREDTIS EARNED ON CASH BALANCES. IF THESE CREDITS WERE REFLECTED AS A REDUCTION OF EXPENSES, THE RATIO WOULD DECREASE BY .01% FOR THE PERIOD ENDED MARCH 31, 2001.

(c) AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM ON FIXED INCOME SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED MARCH 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $.01 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY .09%. PER SHARE, RATIOS AND SUPPLEMENTAL DATA FOR PERIODS PRIOR TO MARCH 31, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(d) BASED ON AVERAGE SHARES OUTSTANDING.


                                      28       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Fund (the "Fund") is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund invests primarily in a portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of similar quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C Shares on May 17, 1993 and August 13, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2003, there were no when-issued or delayed delivery purchase commitments.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003

pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end is March 31, the Fund's tax year end is December 31.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $117,136,050, which will expire between December 31, 2003 and December 31, 2010. Of this amount, $3,655,578 will expire on December 31, 2003.

     At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:


Cost of investments for tax purposes ......................       $350,576,455
                                                                  ============
Gross tax unrealized appreciation .........................       $ 15,502,059
Gross tax unrealized depreciation .........................       $(77,352,600)
                                                                  ------------
Net tax unrealized depreciation on investments ............       $(61,850,541)
                                                                  =============


E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003


     The tax character of distributions paid during the year ended December 31, 2002 and 2001 was as follows:


                                                       12/31/2002    12/31/2001
Distributions paid from:
  Ordinary income ..................................   $26,728,627   $35,781,046
  Long-term capital gain ...........................           -0-           -0-
  Return of Capital ................................     4,046,957           -0-
                                                       -----------   -----------
                                                       $30,775,584   $35,781,046
                                                       ===========   ===========

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2002 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the tax year ended December 31, 2002, permanent book and tax differences of $1,201,647 relating to the recognition of net realized loss on foreign currency transactions were reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent difference of $35,400 relating to fee income received on tender offers was reclassified from accumulated undistributed net investment income to accumulated net realized loss. In addition, a permanent difference relating to the Fund's investment in other regulated investment companies totaling $1,412 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Permanent differences of $746,007 relating to book to tax amortization differences were reclassified from accumulated undistributed net investment income to accumulated net realized loss. Also, permanent differences of $4,046,957 relating to return of capital distributions were reclassified from accumulated undistributed net investment income to capital. Permanent differences of $3,818 relating to gains recognized for tax not book from the sale of partnership interests were reclassified from net realized loss to accumulated undistributed net investment income. Finally, $12,726,456 relating to a portion of the capital loss carryforward that expired during the tax year ended December 31, 2002, was reclassified from accumulated net realized loss to capital.

     Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end, the deferral of losses related to wash sale transactions, and differences relating to book and tax basis reporting.

F. CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar.Purchases and sales of portfolio securities are translated at the rate of exchange

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003

prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the year ended March 31, 2003, the Fund's custody fee was reduced by $11,963 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                               % PER ANNUM
First $500 million ................................................        .75%
Over $500 million .................................................        .65%

     For the year ended March 31, 2003, the Adviser waived approximately $255,100 of its advisory fee. This waiver is voluntary in nature and can be discontinued at any time.

     For the year ended March 31, 2003, the Fund recognized expenses of approximately $9,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     Under separate Accounting and Legal Services agreements the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $55,500, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

     Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $361,900, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

     Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $92,000 are included in "Other" assets on the Statement of Assets

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003

and Liabilities at March 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $361,850,897, $113,960,183 and $25,391,869 for Class A, B, and C Shares, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                  SHARES              VALUE
Sales:
  Class A ............................         49,085,334        $ 242,136,134
  Class B ............................          6,554,210           33,000,674
  Class C ............................          2,604,338           13,047,885
                                              -----------        -------------
Total Sales ..........................         58,243,882        $ 288,184,693
                                              ===========        =============
Dividend Reinvestment:
  Class A ............................          2,222,567        $  11,052,890
  Class B ............................            803,902            4,017,200
  Class C ............................            170,575              850,577
                                              -----------        -------------
Total Dividend Reinvestment ..........          3,197,044        $  15,920,667
                                              ===========        =============
Repurchases:
  Class A ............................        (44,232,268)       $(220,091,027)
  Class B ............................         (5,310,124)         (26,941,815)
  Class C ............................         (1,933,529)          (9,789,684)
                                              -----------        -------------
Total Repurchases ....................        (51,475,921)       $(256,822,526)
                                              ===========        =============



     At March 31, 2002, capital aggregated $339,785,722, $108,482,332 and
$22,425,474 for Class A, B, and C Shares, respectively. For the year ended March 31, 2002, transactions were as follows:


                                                      SHARES          VALUE
   Sales:
     Class A ...........................         22,390,523       $ 137,742,984
     Class B ...........................          6,377,452          40,238,274
     Class C ...........................          2,101,887          12,987,929
                                                -----------       -------------
   Total Sales .........................         30,869,862       $ 190,969,187
                                                ===========       =============
   Dividend Reinvestment:
     Class A ...........................          2,188,266       $  13,574,459
     Class B ...........................            807,119           5,024,785
     Class C ...........................            123,832             766,536
                                                -----------       -------------
   Total Dividend Reinvestment .........          3,119,217       $  19,365,780
                                                ===========       =============
   Repurchases:
     Class A ...........................        (22,077,692)      $(136,236,946)
     Class B ...........................         (6,225,045)        (39,213,327)
     Class C ...........................         (1,165,758)         (7,343,724)
                                                -----------       -------------
   Total Repurchases ...................        (29,468,495)      $(182,793,997)
                                                ===========       =============

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003


     Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the year ended March 31, 2003 and 2002, 689,004 and 1,537,199 Class B Shares converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended March 31, 2003 and 2002, no Class C Shares converted to Class A Shares.

     Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.


                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
                                                          OF DOLLAR AMOUNT
                                                          SUBJECT TO CHARGE
                                                      -------------------------
YEAR OF REDEMPTION                                        CLASS B      CLASS C
First ........................................              4.00%       1.00%
Second .......................................              3.75%        None
Third ........................................              3.50%        None
Fourth .......................................              2.50%        None
Fifth ........................................              1.50%        None
Sixth ........................................              1.00%        None
Seventh and Thereafter .......................              None         None

     For the year ended March 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $90,800, and CDSC on redeemed shares of Classes B and C of approximately $210,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS


During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $265,816,593 and $238,716,308, respectively.

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forward commitments.

At March 31, 2003, the Fund has outstanding forward currency contracts as follows:


                                                                     UNREALIZED
                                                     CURRENT        APPRECIATION/
                                                      VALUE         DEPRECIATION
LONG CONTRACTS:
Euro Currency
  425,000 expiring 04/24/03 ...............        $  462,917        $  10,734
                                                                     ---------
SHORT CONTRACTS:
  Euro Currency
  4,335,000 expiring 04/24/03 .............        $4,721,749        $ (98,038)
  Euro Currency
  1,825,000 expiring 04/24/03 .............         1,987,818          (41,455)
                                                                     ---------
                                                                      (139,493)
                                                                     ---------
                                                                     $(128,759)
                                                                     =========



6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares,

NOTES TO
FINANCIAL STATEMENTS
MARCH 31, 2003

Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2003, are payments retained by Van Kampen of approximately $620,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $46,800. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $1,273,000 and $26,900 for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen High Yield Fund

         We have audited the accompanying statement of assets and liabilities of Van Kampen High Yield Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen High Yield Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chicago, Illinois
May 9, 2003#

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth*
   Technology

GROWTH AND INCOME
   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity*
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American*
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
vankampen.com --
to view a prospectus, select [ILLUSTRATION OF COMPUTER]
DOWNLOAD FUND INFO

- call us at (800) 847-2424
Telecommunications
Device for the Deaf (TDD) [ILLUSTRATION OF PHONE] users, call (800)421-2833.

-  e-mail us by visiting
vankampen.com and [ILLUSTRATION OF ENVELOPES] selecting CONTACT US

  *Closed to new investors
 **Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH YIELD FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN *
JACK E. NELSON
RICHARD F. POWERS, III *
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER &
FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606



* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES


                                                                                                NUMBER OF
                                               TERM OF                                          FUNDS IN
                                             OFFICE AND                                           FUND
                                 POSITION(S)  LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND       SERVED    DURING PAST 5 YEARS                    BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)           Trustee     Trustee     Private investor. Trustee/Director of      55
1632 Morning Mountain Road                   since 1995  funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                                        and prior to August 1996, Chairman,
                                                         Chief Executive Officer and President,
                                                         MDT Corporation (now known as
                                                         Getinge/Castle, Inc., a subsidiary of
                                                         Getinge Industrier AB), a company
                                                         which develops, manufactures, markets
                                                         and services medical and scientific
                                                         equipment.

                                       40


                                                                                                NUMBER OF
                                               TERM OF                                          FUNDS IN
                                             OFFICE AND                                           FUND
                                 POSITION(S)  LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND       SERVED    DURING PAST 5 YEARS                    BY TRUSTEE   HELD BY TRUSTEE
Jerry D. Choate (64)             Trustee     Trustee     Trustee/Director of funds in the Fund     55        Director of Amgen Inc.,
33971 Selva Road                             since 1999  Complex. Prior to January 1999,                     a biotechnological
Suite 130                                                Chairman and Chief Executive Officer                company, and Director
Dana Point, CA 92629                                     of the Allstate Corporation                         of Valero Energy
                                                         ("Allstate") and Allstate Insurance                 Corporation, an
                                                         Company. Prior to January 1995,                     independent refining
                                                         President and Chief Executive Officer               company.
                                                         of Allstate. Prior to August 1994,
                                                         various management positions at
                                                         Allstate.

Linda Hutton Heagy (54)          Trustee     Trustee     Regional Managing Partner of Heidrick     55
Sears Tower                                  since 1995  & Struggles, an executive search firm.
233 South Wacker Drive                                   Trustee/ Director of funds in the Fund
Suite 7000                                               Complex. Trustee on the University of
Chicago, IL 60606                                        Chicago Hospitals Board, Vice Chair of
                                                         the Board of the YMCA of Metropolitan
                                                         Chicago and a member of the Women's
                                                         Board of the University of Chicago.
                                                         Prior to 1997, Partner, Ray &
                                                         Berndtson, Inc., an executive
                                                         recruiting firm. Prior to 1996,
                                                         Trustee of The International House
                                                         Board, a fellowship and housing
                                                         organization for international
                                                         graduate students. Formerly, Executive
                                                         Vice President of ABN AMRO, N.A., a
                                                         Dutch bank holding company. Prior to
                                                         1992, Executive Vice President of La
                                                         Salle National Bank.

                                       41



                                                                                                NUMBER OF
                                               TERM OF                                          FUNDS IN
                                             OFFICE AND                                           FUND
                                 POSITION(S)  LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND       SERVED    DURING PAST 5 YEARS                    BY TRUSTEE   HELD BY TRUSTEE
R. Craig Kennedy (51)            Trustee     Trustee     Director and President, German             55
11 DuPont Circle, N.W.                       since 1993  Marshall Fund of the United States, an
Washington, D.C. 20016                                   independent U.S. foundation created to
                                                         deepen understanding, promote
                                                         collaboration and stimulate exchanges
                                                         of practical experience between
                                                         Americans and Europeans.
                                                         Trustee/Director of funds in the Fund
                                                         Complex. Formerly, advisor to the
                                                         Dennis Trading Group Inc., a managed
                                                         futures and option company that
                                                         invests money for individuals and
                                                         institutions. Prior to 1992, President
                                                         and Chief Executive Officer, Director
                                                         and member of the Investment Committee
                                                         of the Joyce Foundation, a private
                                                         foundation.


Jack E. Nelson (67)              Trustee     Trustee     President, Nelson Investment Planning      55
423 Country Club Drive                       since 1986  Services, Inc., a financial planning
Winter Park, FL 32789                                    company and registered investment
                                                         adviser in the State of Florida.
                                                         President, Nelson Ivest Brokerage
                                                         Services Inc., a member of the NASD
                                                         and Securities Investors Protection
                                                         Corp. Trustee/Director of funds in the
                                                         Fund Complex.

                                       42


                                                                                                NUMBER OF
                                               TERM OF                                          FUNDS IN
                                             OFFICE AND                                           FUND
                                 POSITION(S)  LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND       SERVED    DURING PAST 5 YEARS                    BY TRUSTEE   HELD BY TRUSTEE
Suzanne H. Woolsey (61)          Trustee     Trustee     Chief Communications Officer of the        55       Director of Neurogen
2101 Constitution Ave., N.W.                 since 1999  National Academy of Sciences/National               Corporation, a
Room 285                                                 Research Council, an independent,                   pharmaceutical company,
Washington, D.C. 20418                                   federally chartered policy                          since January 1998.
                                                         institution, since 2001 and previously
                                                         Chief Operating Officer from 1993 to
                                                         2001. Trustee/Director of funds in the
                                                         Fund Complex. Director of the
                                                         Institute for Defense Analyses, a
                                                         federally funded research and
                                                         development center, Director of the
                                                         German Marshall Fund of the United
                                                         States, Trustee of Colorado College
                                                         and Vice Chair of the Board of the
                                                         Council for Excellence in Government.
                                                         Prior to 1993, Executive Director of
                                                         the Commission on Behavioral and
                                                         Social Sciences and Education at the
                                                         National Academy of Sciences/National
                                                         Research Council. From 1980 through
                                                         1989, Partner of Coopers & Lybrand.

INTERESTED TRUSTEES*


                                                                                                NUMBER OF
                                               TERM OF                                          FUNDS IN
                                             OFFICE AND                                           FUND
                                 POSITION(S)  LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND       SERVED    DURING PAST 5 YEARS                    BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)          Trustee,    Trustee     President and Chief Executive Officer      55
1221 Avenue of the Americas      President   since       of funds in the Fund Complex since
New York, NY 10020               and Chief   1999;       November 2002. Trustee/Director of
                                 Executive   President   certain funds in the Fund Complex
                                 Officer     and Chief   since 1999. President and Chief
                                             Executive   Operating Officer of Morgan Stanley
                                             Officer     Investment Management since December
                                             since 2002  1998. President and Director since
                                                         April 1997 and Chief Executive Officer
                                                         since June 1998 of Morgan Stanley
                                                         Investment Advisors Inc. and Morgan
                                                         Stanley Services Company Inc.
                                                         Chairman, Chief Executive Officer and
                                                         Director of Morgan Stanley
                                                         Distributors Inc. since June 1998.
                                                         Chairman since June 1998, and Director
                                                         since January 1998 of Morgan Stanley
                                                         Trust. Director of various Morgan
                                                         Stanley subsidiaries. President of the
                                                         Morgan Stanley Funds since May 1999.
                                                         Previously Chief Strategic Officer of
                                                         Morgan Stanley Investment Advisors
                                                         Inc. and Morgan Stanley Services
                                                         Company Inc. and Executive Vice
                                                         President of Morgan Stanley
                                                         Distributors Inc. April 1997- June
                                                         1998, Vice President of the Morgan
                                                         Stanley Funds May 1997-April 1999, and
                                                         Executive Vice President of Dean
                                                         Witter, Discover & Co. prior to May
                                                         1997.

                                       44


                                                                                                NUMBER OF
                                               TERM OF                                          FUNDS IN
                                             OFFICE AND                                           FUND
                                 POSITION(S)  LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                 OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND       SERVED    DURING PAST 5 YEARS                    BY TRUSTEE   HELD BY TRUSTEE
Richard F. Powers, III* (57)     Trustee     Trustee     Trustee/Director of funds in the Fund      92
1 Parkview Plaza                             since 1999  Complex. Prior to December 2002,
P.O. Box 5555                                            Chairman, President, Chief Executive
Oakbrook Terrace, IL 60181                               Officer, Director and Managing
                                                         Director of Van Kampen Investments and
                                                         its investment advisory, distribution
                                                         and other subsidiaries. Prior to
                                                         December 2002, President and Chief
                                                         Executive Officer of funds in the Fund
                                                         Complex. Prior to May 1998, Executive
                                                         Vice President and Director of
                                                         Marketing at Morgan Stanley and
                                                         Director of Dean Witter, Discover &
                                                         Co. and Dean Witter Realty. Prior to
                                                         1996, Director of Dean Witter Reynolds
                                                         Inc.

Wayne W. Whalen* (63)            Trustee     Trustee     Partner in the law firm of Skadden,        92
333 West Wacker Drive                        since 1986  Arps, Slate, Meagher & Flom
Chicago, IL 60606                                        (Illinois), legal counsel to funds in
                                                         the Fund Complex. Trustee/Director/
                                                         Managing General Partner of funds in
                                                         the Fund Complex.

* SUCH TRUSTEE IS AN "INTERESTED PERSON" (WITHIN THE MEANING OF SECTION 2(a)(19) OF THE 1940 ACT). MR. WHALEN IS AN INTERESTED PERSON OF CERTAIN FUNDS IN THE FUND COMPLEX BY REASON OF HIS FIRM CURRENTLY ACTING AS LEGAL COUNSEL TO SUCH FUNDS IN THE FUND COMPLEX. MESSRS. MERIN AND POWERS ARE INTERESTED PERSONS OF FUNDS IN THE FUND COMPLEX AND THE ADVISERS BY REASON OF THEIR CURRENT OR FORMER POSITIONS WITH MORGAN STANLEY OR ITS AFFILIATES.

OFFICERS


                                                       TERM OF
                                                      OFFICE AND
                                  POSITION(S)         LENGTH OF
NAME, AGE AND                     HELD WITH             TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND               SERVED     DURING PAST 5 YEARS
Stephen L. Boyd (62)             Vice President       Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                   since 1998  Investments, and Managing Director and President of the
45th Floor                                                        Advisers and Van Kampen Advisors Inc. Vice President of funds
Houston, TX 77056                                                 in the Fund Complex. Prior to December 2000, Executive Vice
                                                                  President and Chief Investment Officer of Van Kampen
                                                                  Investments, and President and Chief Operating Officer of the
                                                                  Advisers. Prior to April 2000, Executive Vice President and
                                                                  Chief Investment Officer for Equity Investments of the
                                                                  Advisers. Prior to October 1998, Vice President and Senior
                                                                  Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                                  February 1998, Senior Vice President and Portfolio Manager of
                                                                  Van Kampen American Capital Asset Management, Inc., Van
                                                                  Kampen American Capital Investment Advisory Corp. and Van
                                                                  Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)         Chief Investment     Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas      Officer              since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                Management Inc. and Morgan Stanley Investments LP and
                                                                  Director of Morgan Stanley Trust for over 5 years.

                                      46


                                                       TERM OF
                                                      OFFICE AND
                                  POSITION(S)         LENGTH OF
NAME, AGE AND                     HELD WITH             TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND               SERVED     DURING PAST 5 YEARS
A. Thomas Smith III (46)         Vice President       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                   and Secretary        since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                      Distributor, Investor Services and certain other subsidiaries
New York, NY 10020                                                of Van Kampen Investments. Managing Director and General
                                                                  Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                  Inc. Vice President or Principal Legal Officer and Secretary
                                                                  of funds in the Fund Complex. Prior to July 2001, Managing
                                                                  Director, General Counsel, Secretary and Director of Van
                                                                  Kampen Investments, the Advisers, the Distributor, Investor
                                                                  Services, and certain other subsidiaries of Van Kampen
                                                                  Investments. Prior to December 2000, Executive Vice
                                                                  President, General Counsel, Secretary and Director of Van
                                                                  Kampen Investments, the Advisers, Van Kampen Advisors Inc.,
                                                                  the Distributor, Investor Services and certain other
                                                                  subsidiaries of Van Kampen Investments. Prior to January
                                                                  1999, Vice President and Associate General Counsel to New
                                                                  York Life Insurance Company ("New York Life"), and prior to
                                                                  March 1997, Associate General Counsel of New York Life. Prior
                                                                  to December 1993, Assistant General Counsel of The Dreyfus
                                                                  Corporation. Prior to August 1991, Senior Associate, Willkie
                                                                  Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                                  the Securities and Exchange Commission, Division of
                                                                  Investment Management, Office of Chief Counsel.

                                       47


                                                       TERM OF
                                                      OFFICE AND
                                  POSITION(S)         LENGTH OF
NAME, AGE AND                     HELD WITH             TIME      PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUND               SERVED     DURING PAST 5 YEARS
John R. Reynoldson (50)          Vice President       Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                      since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
P.O. Box 5555                                                     July 2001, Principal and Co-head of the Fixed Income
Oakbrook Terrace, IL 60181                                        Department of the Advisers and Van Kampen Advisors Inc. Prior
                                                                  to December 2000, Senior Vice President of the Advisers and
                                                                  Van Kampen Advisors Inc. Prior to May 2000, Mr. Reynoldson
                                                                  managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, Mr. Reynoldson managed the government securities bond group for Asset
                                                                  Management. Mr. Reynoldson has been with Asset Management
                                                                  since April 1987.

John L. Sullivan (47)            Vice President,      Officer     Managing Director of Van Kampen Investments, the Advisers and
1 Parkview Plaza                 Chief Financial      since 1996  Van Kampen Advisors Inc. Vice President, Chief Financial
P.O. Box 5555                    Officer                          Officer and Treasurer of funds in the Fund Complex. Head of
Oakbrook Terrace, IL 60181       and Treasurer                    Fund Accounting for Morgan Stanley Investment Management.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments, Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING (800) 847-2424.

                    Van Kampen Funds Inc.
                    1 Parkview Plaza, P.O. Box 5555
                    Oakbrook Terrace, IL 60181-5555
                    www.vankampen.com

[VAN KAMPEN LOGO]

GENERATIONS OF EXPERIENCE(SM)


                    Copyright(C)2003 Van Kampen Funds Inc. All rights reserved.
                    42, 342, 542                              Member NASD/SIPC.
                    HYF ANR 5/03                               10631E03-AP-5/03